Changebridge Long/Short Equity ETF (CBLS)
Listed on NYSE Arca, Inc.
Summary Prospectus dated February 28, 2023
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 28, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.changebridgefunds.com/long-short-equity-cbls-prospectus/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Changebridge Long/Short Equity ETF (the “Fund”) seeks long-term capital appreciation while minimizing volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.70%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.78%
Acquired Fund Fees and Expenses**	0.01%
Total Annual Fund Operating Expenses	2.49%
* “Other Expenses” include broker and interest expenses. Broker and interest expenses are borne by the Fund separately from the management fee paid to the Adviser.
** Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$252	3 Years:	$776	5 Years:	$1,326	10 Years:	$2,826
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 379% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing securities Changebridge Capital, LLC (the “Adviser”), the Fund’s investment adviser, believes to be undervalued and taking short positions in securities the Adviser believes will decline in price. The Fund will generally have net long exposure of between 30%-70% of net assets.

The Adviser identifies securities to purchase for the Fund primarily through quantitative screening and fundamental analysis of U.S.-listed large-, mid-, or small-capitalization companies. The Fund’s long positions are generally expected to be comprised of equity securities or depositary receipts. The Adviser typically looks to purchase securities of companies it believes will outperform the market over the course of an entire market cycle (typically between 5 and 11 years) while maintaining overall portfolio volatility that is lower than that experienced by the broader market.
Investment selection for the Fund’s long positions focuses on companies that are facing temporary uncertainties and potential problems that are specific to those individual companies or the companies’ industry or sector and companies that the Adviser believes are undervalued and/or overlooked by the market. The Adviser may consider, among other quantitative factors, quality (returns on invested capital), value (free cash flow yield), momentum (three-month total price return), size (market cap), and volatility (change in stock price). This data is structured through proprietary and third-party datasets. In addition, the Adviser will also take into consideration the results of its fundamental analysis, which may include an assessment of competitors, suppliers, customers, and replacements. This information may be obtained via sources including management meetings, company filings, and industry research. The Adviser also considers an assessment of a company’s environmental, social, and governance (“ESG”) attributes in determining the attractiveness of an investment opportunity. These attributes include a company’s impact on the environment, relationships with employees, suppliers, customers, and in the communities in which they operate, as well as a broad range of governance policies, including board and management structures, executive and board diversity, information disclosure, and employee compensation levels.
The Adviser considers all of the above factors in determining which securities to purchase and sell. The Adviser describes this integration of quantitative screening, fundamental analysis and an assessment of a company’s sustainability attributes as the Adviser’s proprietary “QFS Investment Process.” As a result, the Fund’s portfolio may be composed of a variety of companies with different attributes that make them attractive (e.g., attractive valuation, sound fundamentals and solid ESG attributes), however, any single security may not have all three attributes.
The Adviser seeks to identify positions for the Fund to sell short based on the Adviser’s assessment of the likelihood of a decline in the value of the security in the short term. For example, the company may have declining fundamental measures such as earnings or revenue, have a weakening market position relative to other similar companies, or be considered by the Adviser to be an overvalued/overhyped company. Securities selected for short selling may also include companies expected to underperform relative to their sector or industry.
A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position.
In general, the Fund’s investments are broadly invested over a number of sectors, but the Fund may focus on the energy, technology, consumer, industrial and healthcare sectors at times.
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested long or short in equity securities, including common stocks and depositary receipts.
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Associated Risks of Short Selling. Short selling involves the sale of securities borrowed from a third party. The short seller profits if the borrowed security’s price declines. If a shorted security increases in value, a higher price must be paid to buy the stock back to cover the short sale, resulting in a loss. The Fund may incur expenses related to short selling, including compensation, interest or dividends, and transaction costs payable to the security lender, whether the price of the shorted security increases or decreases. The amount the Fund could lose on a short sale is theoretically unlimited. Short selling also involves counterparty risk – the risk associated with the third party ceasing operations or failing to sell the security back.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Fund Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipts Risk. American Depositary Receipts (“ADRs”) involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.
•ESG Risk. Applying ESG criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG criteria. The Fund’s incorporation of ESG considerations may affect its exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Long/Short Risk. The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.
•Management Risk. The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The

Adviser’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. It is unknown how long circumstances related to the COVID-19 pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
•Market Capitalization Risk
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.
•Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs, performance that is lower than expected and potentially greater tax exposure.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Consumer Sectors Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the Consumer Staples Sector, such as companies that produce or sell food, beverage, and drug retail or other household items, may be adversely impacted by changes in global and economic conditions, rising energy prices, and changes in the supply or price of commodities. Companies in the Consumer Discretionary Sector, such as automobile, textile, retail, and media companies, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

◦Energy Sector Risk. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.
◦Health Care Sector Risk. Companies in the Health Care Sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
◦Industrials Sector Risk. Issuers in the Industrials Sector are affected by supply and demand, both for their specific product or service and for Industrials Sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the Industrials Sector. Issuers in the Industrials Sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The Industrials Sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.changebridgefunds.com.
Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 14.01% (for the quarter ended March 31, 2021) and the worst performance was -14.07% (for the quarter ended June 30, 2022).

Average Annual Total Returns (for the Periods Ended December 31, 2022)
	One Year	Since Inception 11/12/20
Return Before Taxes	-11.57%	2.73%
Return After Taxes on Distributions	-11.57%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	-6.85%	2.09%
Wilshire Liquid Alternative Equity Hedge Total Return Index (reflects no deductions for fees, expenses, or taxes)	-6.22%	4.38%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Changebridge Capital, LLC
Portfolio Manager
Vincent Lorusso is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Lorusso has been the portfolio manager of the Fund since its inception in November 2020.

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.changebridgefunds.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.